Exhibit 99.2

February 27, 2017 Management Presentation Fourth Quarter 2016 Results

2 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation, including our “ 2017 Financial Outlook”, contains forward - looking statements . The Company’s representatives may also make forward - looking statements orally from time to time . Statements in this presentation that are not historical facts, including statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined below . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • successful completion of the convertible preference financing with Goldman Sachs on the anticipated terms and conditions ; • risks associated with the one Canadian securities class action litigation claim ; • risks associated with severe effects of international, national and regional economic conditions ; • the Company’s ability to attract new clients and retain existing clients; • the spending patterns and financial success of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent pa yme nt obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the successful completion and integration of acquisitions which compliment and expand the Company’s business capabilities; an d • foreign currency fluctuations. The Company’s business strategy includes ongoing efforts to engage in acquisitions of ownership interests in entities in the marketing communications services industry . The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership . At any given time the Company may be engaged in a number of discussions that may result in one or more acquisitions . These opportunities require confidentiality and may involve negotiations that require quick responses by the Company . Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10 - K under the caption “Risk Factors” and in the Company’s other SEC filings .

3 FOURTH QUARTER 2016 SUMMARY » Solid finish to 2016, due to improved top line momentum across the portfolio and execution on planned cost actions to re - align cost base » Top line momentum returning to the business, consisting of better - than - expected +8.8% revenue growth, +3.8% organic revenue growth, and $33.2 million of net new business in Q4 » Achieved above the mid - point of revised Adjusted EBITDA guidance range, despite incurring incremental clean - up costs that will benefit profits in 2017 » $95 million Convertible Preference Shares offering expected to meaningfully strengthen balance sheet and provide the liquidity and flexibility to continue to execute on our growth plan with discipline (expected close in first quarter 2017) » 2017 financial outlook: expect approximately 4% organic revenue growth and Adjusted EBITDA margin expansion of approximately 100 basis points Note: See appendix for definitions of non - GAAP measures

4 » Revenue increased 8.8% to $390.4 million from $359.0 million » Organic revenue growth of 3.8%, after a 75 basis points benefit from increased billable pass - through costs » Net income attributable to MDC Partners of $7.7 million versus a loss of ($26.2) million last year, including a non - cash impairment charge of $18.9 million related to one of our strategic communications businesses » Adjusted EBITDA decreased 15.0% to $55.7 million from $65.6 million, with margins contracting to 14.3% versus 18.3% a year ago » Net new business wins of $33.2 million » Adjusted EBITDA Available for General Capital Purposes decreased 28.4% to $31.9 million from $44.5 million FOURTH QUARTER 2016 FINANCIAL HIGHLIGHTS Note: See appendix for definitions of non - GAAP measures

5 » Revenue increased 4.5% to $1.39 billion from $1.33 billion » Organic revenue growth of 2.3%, after approximately 30 basis points reduction from decreased billable pass - through costs » Net loss attributable to MDC Partners of ($47.9) million versus ($37.4) million last year, including a non - cash impairment charge of $48.5 million predominantly related to one of our experiential businesses and one of our strategic communications businesses » Adjusted EBITDA decreased 10.6% to $176.7 million from $197.7 million, with margins contracting to 12.8% versus 14.9% a year ago » Net new business wins of $91.2 million » Adjusted EBITDA Available for General Capital Purposes decreased 27.2% to $82.6 million from $113.4 million FULL YEAR FINANCIAL HIGHLIGHTS Note: See appendix for definitions of non - GAAP measures

6 CONSOLIDATED REVENUE AND EARNINGS Note: Actuals may not foot due to rounding (US$ in millions, except percentages) 2016 2015 2016 2015 Revenue 390.4$ 359.0$ 8.8% 1,385.8$ 1,326.3$ 4.5 % Operating Expenses Cost of services sold 260.2 231.3 12.5% 936.1 879.7 6.4 % Office and general expenses 72.4 116.0 (37.6) % 306.3 322.2 (5.0) % Depreciation and amortization 12.4 12.8 (3.5) % 46.4 52.2 (11.1) % Goodwill impairment 18.9 - NM % 48.5 - NM % Operating Income (Loss) 26.6 (1.2) NM % 48.4 72.1 (32.8) % Other, net (9.3) (2.8) 0.2 (32.1) Interest expense and finance charges (16.6) (14.9) (65.9) (57.9) Loss on redemption of notes - - (33.3) - Interest income 0.2 0.1 0.8 0.5 Income tax (expense) benefit 9.2 (6.2) 7.3 (5.7) Equity in earnings (losses) of non-consolidated affiliates (0.3) 0.4 (0.3) 1.1 Income (loss) from continuing operations 9.8 (24.5) (42.7) (22.0) Income (loss) from discontinued operations, net of taxes - - - (6.3) Net income (loss) 9.8 (24.5) (42.7) (28.3) Net income attributable to non-controlling interests (2.0) (1.7) (5.2) (9.1) Net loss attributable to MDC Partners Inc. 7.7$ (26.2)$ (47.9)$ (37.4)$ % Change Three Months Ended December 31, Twelve Months Ended December 31, % Change

7 » Organic revenue growth of 3.8% in Q4 and 2.3% for the full year REVENUE SUMMARY 1 Non - GAAP Acquisitions (Dispositions), net consists of $22.7 million of Acquisitions and $0.5 million of Dispositions for the thr ee months ended December 31, 2016, and $42.5 million of Acquisitions and $0.5 million of Dispositions for the twelve months ended December 31, 2016. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) Revenue $ % Change Revenue $ % Change December 31, 2015 $359.0 $1,326.3 Foreign Exchange (4.4) -1.2% (12.5) -0.9% Non-GAAP Acquisitions (Dispositions), net (1) 22.2 6.2% 42.0 3.2% Organic Revenue Growth (Decline) 13.6 3.8% 30.1 2.3% Total Change 31.4 8.8% 59.5 4.5% December 31, 2016 $390.4 $1,385.8 Three Months Ended Twelve Months Ended

REVENUE BY GEOGRAPHY AND SEGMENT

(US$ in millions, except percentages)

	Three Months Ended December 31, 2016			Twelve Months Ended December 31, 2016		
	Total Revenue	Total Growth	Organic Revenue Growth (Decline)	Total Revenue	Total Growth	Organic Revenue Growth (Decline)
United States	$304.0	4.4%	4.3%	$1,103.7	1.7%	1.1%
Canada	31.8	-6.9%	-6.0%	124.1	-3.8%	-0.2%
North America	*335.9*	*3.2%*	*3.2%*	*1,227.8*	*1.1%*	*1.0%*
Other	54.6	62.2%	9.6%	158.0	40.8%	16.5%
Total	**$390.4**	**8.8%**	**3.8%**	**$1,385.8**	**4.5%**	**2.3%**
Reportable Segment	$324.4	9.1%	2.8%	$1,147.2	4.1%	1.5%
All Other	66.0	7.0%	8.5%	238.6	6.2%	6.1%
Total	**$390.4**	**8.8%**	**3.8%**	**$1,385.8**	**4.5%**	**2.3%**

- **U.S. acceleration to +4.3% in Q4 2016 due to improved trends across major disciplines, driven by increased spend from existing clients and contribution from new business, partially offset by impact of prior client losses**

The Reportable segment is comprised of our integrated advertising and media specialist agencies as well as public relations firms, including Allison + Partners, Anomaly, CPB, Doner, F&B, Hunter PR, KBS, MDC Media Partners, and 72andSunny, among others. The Other segment comprises our specialist marketing offerings such as direct marketing, sales promotion, market research, strategic communications, database and customer relationship management, data analytics and insights, corporate identity, design and branding, product and service innovation. Firms within the Other segment include Gale Partners, Kingsdale, Relevant, Team, Redscout and Y Media Labs, among others.

Note: Actuals may not foot due to rounding

8

9 Year - over - Year Growth by Category » Best performing sectors: Communications, Food & Beverage, Automotive » Diversification continues: Top 10 clients declined to 22.7% of revenue in Q4 2016 versus 24.3% a year ago (largest <4%) REVENUE BY CLIENT INDUSTRY Q4 2016 2016 Above 10% Communications, Food & Beverage, Automotive Communications, Food & Beverage 0% to 10% Consumer Products Automotive, Consumer Products Below 0% Healthcare, Retail, Financials, Technology Healthcare, Financials, Technology, Retail * Excludes discontinued operations Note: Actuals may not foot due to rounding. Year - over - year category growth shown on a reported basis. Q4 2016 Mix

10 » Decline in Adjusted EBITDA in Q4 reflects a $6 million decrease in distributions from non - consolidated affiliates (flows through Corporate Group), and cost initiatives ADJUSTED EBITDA 1 Adjusted EBITDA is a non GAAP measure. See schedules 2 through 5 of the Q4 2016 press release for a reconciliation of Net los s t o Adjusted EBITDA. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) 2016 2015 2016 2015 Advertising and Communications Group 64.6$ 71.9$ (10.2) % 213.5$ 240.5$ (11.2) % Reportable Segment 50.5 59.2 (14.7) % 170.7 197.3 (13.5) % All Other 14.1 12.7 10.9% 42.8 43.2 (1.0) % Corporate Group (8.8) (6.3) 39.8% (36.8) (42.9) (14.1) % Adjusted EBITDA (1) 55.7$ 65.6$ (15.0) % 176.7$ 197.7$ (10.6) % margin 14.3% 18.3% 12.8% 14.9% % Change Three Months Ended December 31, Twelve Months Ended December 31, % Change

ADJUSTED EBITDA AVAILABLE FOR GENERAL CAPITAL PURPOSES

(US$ in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2016	**2015**	**2016**	**2015**
Adjusted EBITDA (1)	$55.7	$65.6	$176.7	$197.7
Net Income Attibutable to the Noncontrolling Interests	($2.0)	($1.7)	($5.2)	($9.1)
Capital Expenditures, net (2)	($6.1)	($5.1)	($24.7)	($21.1)
Cash Taxes	($0.1)	($0.5)	($2.9)	($1.9)
Cash Interest, net & Other (3)	($15.7)	($13.8)	($61.4)	($52.2)
Adjusted EBITDA Available for General Capital Purposes (4)	**$31.9**	**$44.5**	**$82.6**	**$113.4**

[1] Adjusted EBITDA is a non GAAP measure. See schedules 2 through 5 of the Q4 2016 press release for a reconciliation of Net loss to Adjusted EBITDA.
[2] Capital Expenditures, net represents capital expenditures net of landlord reimbursements. See Appendix for reconciliation of amounts.
[3] Cash Interest, net & Other represents the cash interest paid for our borrowings, less interest income, adjusted for the quarterly accrual of cash interest under our Senior Notes. See Appendix for reconciliation of amounts.
[4] Adjusted EBITDA Available for General Capital Purposes is a non-GAAP measure, and represents funds available for repayment of debt, acquisitions, deferred acquisition consideration, dividends, and other general corporate initiatives.

Note: Actuals may not foot due to rounding

11

12 SUMMARY OF CASH FLOW Note: Actuals may not foot due to rounding (US$ in millions) 2016 2015 Cash flows provided by continuing operating activities $5.4 $164.1 Discontinued operations 0.0 (1.3) Net cash provided by operating activities $5.4 $162.8 Cash flows used in continuing investing activities ($25.2) ($47.0) Discontinued operations 0.0 17.1 Net cash used in investing activities ($25.2) ($29.9) Cash flows used in continuing financing activities ($15.9) ($190.0) Discontinued operations 0.0 (0.0) Net cash used in financing activities ($15.9) ($190.0) Effect of exchange rate changes on cash and cash equivalents $2.1 $5.2 Net decrease in cash and cash equivalents ($33.5) ($51.9) Twelve Months Ended December 31,

13 FINANCIAL OUTLOOK Organic Revenue Adjusted EBITDA Margin approximately 4% growth approximately 100 basis points increase 2017 Guidance Note: The Company has excluded a quantitative reconciliation with respect to the Company's 2017 guidance under the "unreasonable efforts" exception in item 10(e)(1)(i)(B) of Regulation S-K.

14 APPENDIX

REVENUE TRENDING SCHEDULE

(US$ in thousands, except percentages)

	2014					2015					2016				
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Revenue															
United States	$228,833	$243,128	$249,128	$272,385	$993,474	$252,018	$271,375	$270,512	$291,147	$1,085,051	$252,199	$272,992	$274,506	$304,016	$1,103,712
Canada	30,913	39,028	38,052	42,397	150,390	29,826	35,433	29,560	34,221	129,039	28,406	33,614	30,233	31,848	124,101
North America	259,746	282,156	287,180	314,782	1,143,864	281,843	306,807	300,072	325,368	1,214,090	280,605	306,606	304,739	335,864	1,227,813
Other	15,108	17,200	22,211	25,129	79,648	20,379	29,799	28,345	33,645	112,168	28,437	30,442	44,515	54,578	157,972
Total	**$274,854**	**$299,356**	**$309,391**	**$339,911**	**$1,223,512**	**$302,222**	**$336,606**	**$328,417**	**$359,013**	**$1,326,258**	**$309,042**	**$337,048**	**$349,254**	**$390,442**	**$1,385,785**
% of Revenue															
United States	83.3%	81.2%	80.5%	80.1%	81.2%	83.4%	80.6%	82.4%	81.1%	81.8%	81.6%	81.0%	78.6%	77.9%	79.6%
Canada	*11.2%*	*13.0%*	*12.3%*	*12.5%*	*12.3%*	*9.9%*	*10.5%*	*9.0%*	*9.5%*	*9.7%*	*9.2%*	*10.0%*	*8.7%*	*8.2%*	*9.0%*
North America	*94.5%*	*94.3%*	*92.8%*	*92.6%*	*93.5%*	*93.3%*	*91.1%*	*91.4%*	*90.6%*	*91.5%*	*90.8%*	*91.0%*	*87.3%*	*86.0%*	*88.6%*
Other	5.5%	5.7%	7.2%	7.4%	6.5%	6.7%	8.9%	8.6%	9.4%	8.5%	9.2%	9.0%	12.7%	14.0%	11.4%
Total	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**
Total Growth %															
United States	14.6%	12.6%	13.6%	15.6%	14.1%	10.1%	11.6%	8.6%	6.9%	9.2%	0.1%	0.6%	1.5%	4.4%	1.7%
Canada	*-3.6%*	*15.0%*	*12.3%*	*18.6%*	*10.9%*	*-3.5%*	*-9.2%*	*-22.3%*	*-19.3%*	*-14.2%*	*-4.8%*	*-5.1%*	*2.3%*	*-6.9%*	*-3.8%*
North America	*12.1%*	*12.9%*	*13.4%*	*16.0%*	*13.7%*	*8.5%*	*8.7%*	*4.5%*	*3.4%*	*6.1%*	*-0.4%*	*-0.1%*	*1.6%*	*3.2%*	*1.1%*
Other	33.5%	33.8%	55.8%	40.4%	41.4%	34.9%	73.3%	27.6%	33.9%	40.8%	39.5%	2.2%	57.0%	62.2%	40.8%
Total	**13.1%**	**13.9%**	**15.7%**	**17.5%**	**15.2%**	**10.0%**	**12.4%**	**6.1%**	**5.6%**	**8.4%**	**2.3%**	**0.1%**	**6.3%**	**8.8%**	**4.5%**
Organic Revenue Growth (Decline) %															
United States	12.0%	9.5%	7.7%	10.5%	9.9%	6.9%	6.6%	6.1%	5.9%	6.4%	-1.2%	-0.1%	1.0%	4.3%	1.1%
Canada	-2.2%	3.5%	14.0%	22.1%	9.7%	3.2%	2.1%	-5.5%	-4.3%	-1.4%	4.5%	-0.6%	2.0%	-6.0%	-0.2%
North America	*10.0%*	*8.7%*	*8.5%*	*12.1%*	*9.9%*	*6.5%*	*6.0%*	*4.6%*	*4.5%*	*5.4%*	*-0.6%*	*-0.1%*	*1.1%*	*3.2%*	*1.0%*
Other	29.0%	27.8%	37.4%	19.5%	27.8%	23.7%	45.5%	20.0%	39.9%	31.9%	41.4%	4.7%	19.1%	9.5%	16.5%
Total	**10.9%**	**9.6%**	**10.1%**	**12.5%**	**10.8%**	**7.4%**	**8.3%**	**5.7%**	**7.2%**	**7.1%**	**2.2%**	**0.3%**	**2.7%**	**3.8%**	**2.3%**
Growth % from Foreign Exchange															
United States	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Canada	*-8.6%*	*-6.1%*	*-4.7%*	*-7.6%*	*-6.7%*	*-11.2%*	*-11.3%*	*-16.8%*	*-15.0%*	*-13.7%*	*-9.3%*	*-4.6%*	*0.3%*	*0.5%*	*-3.2%*
North America	*-1.2%*	*-0.8%*	*-0.6%*	*-1.0%*	*-0.9%*	*-1.3%*	*-1.6%*	*-2.2%*	*-2.0%*	*-1.8%*	*-1.0%*	*-0.5%*	*0.0%*	*0.1%*	*-0.3%*
Other	4.5%	6.0%	2.2%	-5.7%	1.0%	-12.5%	-16.5%	-11.7%	-7.6%	-12.1%	-4.3%	-3.0%	-7.4%	-13.4%	-7.9%
Total	**-0.9%**	**-0.5%**	**-0.5%**	**-1.3%**	**-0.8%**	**-2.0%**	**-2.4%**	**-2.9%**	**-2.4%**	**-2.5%**	**-1.2%**	**-0.7%**	**-0.6%**	**-1.2%**	**-0.9%**
Growth % from Acquisitions (Dispositions), net															
United States	2.6%	3.1%	5.9%	5.1%	4.2%	3.2%	5.0%	2.5%	1.0%	2.8%	1.3%	0.7%	0.4%	0.2%	0.6%
Canada	*7.2%*	*17.6%*	*3.0%*	*4.1%*	*7.9%*	*4.5%*	*0.0%*	*0.0%*	*0.0%*	*0.9%*	*0.0%*	*0.0%*	*0.0%*	*-1.5%*	*-0.4%*
North America	*3.3%*	*5.0%*	*5.5%*	*5.0%*	*4.7%*	*3.4%*	*4.3%*	*2.1%*	*0.8%*	*2.6%*	*1.2%*	*0.6%*	*0.4%*	*0.0%*	*0.5%*
Other	0.0%	0.0%	16.2%	26.6%	12.5%	23.8%	44.2%	19.3%	1.6%	21.0%	2.4%	0.5%	45.3%	66.1%	31.9%
Total	**3.1%**	**4.8%**	**6.1%**	**6.3%**	**5.1%**	**4.5%**	**6.6%**	**3.4%**	**0.9%**	**3.8%**	**1.3%**	**0.6%**	**4.3%**	**6.2%**	**3.2%**

Note: Actuals may not foot due to rounding

15

ADJUSTED EBITDA TRENDING SCHEDULE

(US$ in thousands, except percentages)

	2015					2016				
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
ADVERTISING AND COMMUNICATIONS GROUP										
Revenue	$302,222	$336,606	$328,415	$359,013	$1,326,256	$309,042	$337,047	$349,254	$390,442	$1,385,785
Operating profit (loss)	26,013	54,372	43,419	13,478	137,282	21,678	36,868	(3,700)	37,703	92,549
Depreciation and amortization	11,854	13,554	12,749	12,292	50,449	10,823	10,926	11,053	12,059	44,861
Goodwill impairment	-	-	-	-	-	-	-	29,631	18,893	48,524
Stock-based compensation	3,500	4,863	2,660	4,033	15,056	3,881	4,880	4,623	5,094	18,478
Acquisition deal costs	284	255	108	58	704	65	402	639	31	1,137
Deferred acquisition consideration adjustments	2,248	(12,741)	4,927	41,913	36,347	6,327	(299)	11,152	(9,211)	7,969
Distributions from non-consolidated affiliates	334	176	67	102	679	-	-	-	-	-
Adjusted EBITDA	**$44,233**	**$60,479**	**$63,930**	**$71,876**	**$240,517**	**$42,774**	**$52,777**	**$53,398**	**$64,569**	**$213,518**
REPORTABLE SEGMENT										
Revenue	$253,473	$279,044	$271,882	$297,276	$1,101,675	$258,067	$274,707	$289,988	$324,411	$1,147,173
Operating profit	25,666	42,149	39,418	28,356	135,589	20,042	27,260	20,834	46,237	114,373
Depreciation and amortization	7,744	8,647	8,095	8,014	32,500	7,151	7,241	10,070	9,386	33,848
Stock-based compensation	2,246	3,660	1,857	2,468	10,231	3,751	3,979	3,337	3,076	14,143
Acquisition deal costs	284	216	87	14	601	65	402	639	31	1,137
Deferred acquisition consideration adjustments	1,675	(7,634)	3,669	20,265	17,975	4,167	1,368	9,918	(8,240)	7,213
Distributions from non-consolidated affiliates	304		30	69	403	-	-	-	-	-
Adjusted EBITDA	**$37,919**	**$47,038**	**$53,156**	**$59,186**	**$197,299**	**$35,176**	**$40,250**	**$44,798**	**$50,490**	**$170,714**
ALL OTHER										
Revenue	$48,749	$57,562	$56,533	$61,737	$224,581	$50,975	$62,340	$59,266	$66,031	$238,612
Operating profit (loss)	347	12,223	4,001	(14,878)	1,693	1,636	9,608	(24,534)	(8,534)	(21,824)
Depreciation and amortization	4,110	4,907	4,654	4,278	17,949	3,672	3,685	983	2,673	11,013
Goodwill impairment	-	-	-	-	-	-	-	29,631	18,893	48,524
Stock-based compensation	1,254	1,203	803	1,565	4,825	130	901	1,286	2,018	4,335
Acquisition deal costs	-	39	21	44	104	-	-	-	-	-
Deferred acquisition consideration adjustments	573	(5,107)	1,258	21,648	18,372	2,160	(1,667)	1,234	(971)	756
Distributions from non-consolidated affiliates	30	176	37	33	276	-	-	-	-	-
Adjusted EBITDA	**$6,314**	**$13,441**	**$10,774**	**$12,690**	**$43,219**	**$7,598**	**$12,527**	**$8,600**	**$14,079**	**$42,804**

Note: Actuals may not foot due to rounding

16

ADJUSTED EBITDA TRENDING SCHEDULE (cont.)

(US$ in thousands, except percentages)

	2015					2016				
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
CORPORATE GROUP										
Revenue	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Operating loss	(20,818)	(9,890)	(19,801)	(14,663)	(65,172)	(13,130)	(12,801)	(7,051)	(11,136)	(44,118)
Depreciation and amortization	446	453	337	538	1,774	397	510	359	319	1,585
Goodwill impairment	-	-	-	-	-	-	-	-	-	-
Stock-based compensation	945	451	606	738	2,740	804	650	605	466	2,525
Acquisition deal costs	590	587	620	411	2,208	488	505	167	343	1,503
Distributions from non-consolidated affiliates	8	112	30	7,122	7,272	-	-	1,247	802	2,049
Other items, net	5,762	(4,718)	7,751	(468)	8,327	1,486	252	(2,463)	371	(354)
Adjusted EBITDA	**($13,067)**	**($13,005)**	**($10,457)**	**($6,322)**	**($42,851)**	**($9,955)**	**($10,884)**	**($7,136)**	**($8,835)**	**($36,810)**
TOTAL										
Revenue	$302,222	$336,606	$328,415	$359,013	$1,326,256	$309,042	$337,047	$349,254	$390,442	$1,385,785
Operating profit (loss)	5,195	44,482	23,618	(1,185)	72,110	8,548	24,067	(10,751)	26,567	48,431
Depreciation and amortization	12,300	14,007	13,086	12,830	52,223	11,220	11,436	11,412	12,378	46,446
Goodwill impairment	-	-	-	-	-	-	-	29,631	18,893	48,524
Stock-based compensation	4,445	5,314	3,266	4,771	17,796	4,685	5,530	5,228	5,560	21,003
Acquisition deal costs	874	842	728	469	2,912	553	907	806	374	2,640
Deferred acquisition consideration adjustments	2,248	(12,741)	4,927	41,913	36,347	6,327	(299)	11,152	(9,211)	7,969
Distributions from non-consolidated affiliates	342	288	97	7,224	7,951	-	-	1,247	802	2,049
Other items, net	5,762	(4,718)	7,751	(468)	8,327	1,486	252	(2,463)	371	(354)
Adjusted EBITDA	**$31,166**	**$47,474**	**$53,473**	**$65,554**	**$197,666**	**$32,819**	**$41,893**	**$46,262**	**$55,734**	**$176,708**

Note: Actuals may not foot due to rounding

17

ACQUISITION REVENUE DETAIL

Reconciliation of Non-GAAP Acquisitions (Dispositions), net to Revenue in the Statement of Operations

(US$ in millions)

	2015	2016				
	FY	Q1	Q2	Q3	Q4	FY
Revenue from acquisitions (dispositions), net (1)	$ 45.8	$ 6.6	$ 2.8	$ 17.1	$ 24.7	$ 51.1
Foreign exchange impact	1.3	0.0	0.0	0.1	1.3	1.5
Contribution to organic revenue (growth) decline (2)	(0.8)	(2.8)	(0.9)	(3.1)	(3.3)	(10.1)
Prior year revenue from dispositions	-	-	-	-	(0.5)	(0.5)
Non-GAAP acquisitions (dispositions), net	$ 46.3	$ 3.8	$ 1.9	$ 14.1	$ 22.2	$ 42.0

(1) For the year ended December 31, 2015, revenue from acquisitions was comprised of $32.0 million from 2014 acquisitions and $13.8 million from 2015 acquisitions. For the three months ended December 31, 2016, 2016 revenue from acquisitions was comprised of $0.6 million from 2015 acquisitions and $24.1 million from 2016 acquisitions. For the year ended December 31, 2016, revenue from acquisitions was comprised of $11.5 million from 2015 acquisitions and $39.6 million from 2016 acquisitions.

(2) Contributions to organic revenue growth (decline) represents the change in revenue, measured on a constant currency basis, relative to the comparable pre-acquisition period for acquired businesses that is included in the Company's organic revenue growth (decline) calculation.

Note: Actuals may not foot due to rounding

18

RECONCILIATIONS

(US$ in millions)

	2015					2016				
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Other items, net										
SEC investigation and class action litigation expenses	$ 5,762	$ 3,882	$ 2,722	$ 1,340	$ 13,706	$ 1,486	$ 1,359	$ 767	$ 454	$ 4,066
SEC final settlement payment	-	-	-	-	-	-	-	-	1,500	1,500
D&O insurance proceeds	-	-	-	(1,000)	(1,000)	-	(1,107)	(3,230)	(1,583)	(5,920)
CEO repayment for certain perquisites and expenses	-	(8,600)	(1,877)	(808)	(11,285)	-	-	-	-	-
CEO and CAO termination related expenses	-	-	6,906	-	6,906	-	-	-	-	-
Total other items, net	$ 5,762	$ (4,718)	$ 7,751	$ (468)	$ 8,327	$ 1,486	$ 252	$ (2,463)	$ 371	$ (354)
Capital expenditures, net										
Capital expenditures	$ (5,656)	$ (3,848)	$ (8,161)	$ (5,910)	$ (23,575)	$ (5,539)	$ (7,909)	$ (6,275)	$ (9,709)	$ (29,432)
Landlord reimbursements	356	36	1,259	805	2,456	-	871	248	3,651	4,770
Total capital expenditures, net	$ (5,300)	$ (3,812)	$ (6,902)	$ (5,105)	$ (21,119)	$ (5,539)	$ (7,038)	$ (6,027)	$ (6,058)	$ (24,662)
Cash interest, net & other										
Cash interest paid	$ (367)	$ (25,401)	$ (590)	$ (26,308)	$ (52,666)	$ (25,703)	$ (1,212)	$ (1,063)	$ (36,692)	$ (64,670)
Bond interest accrual adjustment	(12,403)	12,403	(12,403)	12,403	-	11,995	(15,680)	(14,625)	20,800	2,490
Adjusted cash interest paid	(12,770)	(12,998)	(12,993)	(13,905)	(52,666)	(13,708)	(16,892)	(15,688)	(15,892)	(62,180)
Interest income	119	105	114	129	467	178	203	218	209	808
Other	-	-	-	-	-	-	-	-	-	-
Total cash interest, net & other	$ (12,651)	$ (12,893)	$ (12,879)	$ (13,776)	$ (52,199)	$ (13,530)	$ (16,689)	$ (15,470)	$ (15,683)	$ (61,372)
Miscellaneous other disclosures										
Net income attributable to the noncontrolling interests	$ 2,380	$ 2,841	$ 2,122	$ 1,711	$ 9,054	$ 859	$ 1,254	$ 1,059	$ 2,046	$ 5,218
Cash taxes	$ 540	$ 175	$ 685	$ 487	$ 1,887	$ 143	$ 664	$ 1,991	$ 97	$ 2,895
Acquisition deal costs	$ 874	$ 842	$ 728	$ 469	$ 2,913	$ 553	$ 907	$ 806	$ 374	$ 2,640

Note: Actuals may not foot due to rounding

19

20 AVAILABLE LIQUIDITY 1 1 Subject to available borrowings under the Credit Facility. Note: Actuals may not foot due to rounding (US$ in millions) December 31, 2016 December 31, 2015 Commitment Under Facility $325.0 $325.0 Drawn 54.4 - Undrawn Letters of Credit 4.4 5.0 Undrawn Commitments Under Facility $266.2 $320.0 Total Cash & Cash Equivalents 27.9 61.5 Liquidity $294.1 $381.5

21 CURRENT CREDIT PICTURE (1) These ratios and measures are not based on generally accepted accounting principles and are not presented as alternatives mea sur es of operating performance or liquidity. Some of these ratios and measures include, among other things, proforma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. They are presented here to demonstrate compliance with the covenants in the Credit Agreement, as non - compliance with such covenants could have a material adverse effect on the Company. (2) Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Credit Agreement. (3) Total Senior Leverage is a measure that includes borrowings under the Credit Agreement, outstanding letters of credit, less c ash held in depository accounts, as defined in the Credit Agreement (4) Net Debt is a measure that includes borrowings under the Credit Agreement, the Senior Notes, other outstanding debt and lette rs of credit, less cash held in depository accounts, as defined in the Credit Agreement. Net Debt does not include Deferred Acquisition Consideration with the exception of certain fixed components ($2.8 mil lion as of December 31, 2016, and $10.1 million as of December 31, 2015), and it does not include minority interest. (5) Based on borrowings as of December 31, 2016. Excludes capital leases, other outstanding debt and letters of credit, and Defer red Acquisition Consideration. Note: Actuals may not foot due to rounding Current Debt Maturity Profile (5) $325 million Credit Facility Covenants (1) (US$ in millions) December 31, December 31, 2016 2015 Covenants I. Total Senior Leverage Ratio 0.3 (0.2) Maximum per covenant 2.0 2.0 II. Total Leverage Ratio 5.0 3.4 Maximum per covenant 5.5 5.5 III. Fixed Charges Ratio 2.0 2.7 Minimum per covenant 1.0 1.0 IV. Covenant EBITDA (2) $190.4 $210.6 Minimum per covenant 105.0 105.0 Debt Calculation Total Senior Leverage, net (3) $53.7 ($39.6) Net Debt (4) 956.9 706.2 Twelve Months Ended

22 TEMPORAL PUT OBLIGATIONS AND IMPACT ON EBITDA 1 This amount is in addition to ( i ) $43.1 million of options to purchase only exercisable upon termination not within the control of the Company, or death, and (i i) the excess of the initial redemption value recorded in Redeemable Noncontrolling Interests over the amount the Company would be required to pay to the holders should the Company acquire the remaining ownership interests. Note: Actuals may not foot due to rounding Incremental (US$ in millions) Cash Stock Total Income in Period 2017 $3.2 $0.0 $3.2 $2.8 2018 3.0 0.0 3.0 0.9 2019 2.0 0.1 2.1 0.1 2020 2.6 0.0 2.6 1.1 Thereafter 1.6 0.0 1.6 0.0 Total $12.4 $0.1 $12.5(1) $4.9 Effective Multiple 2.6x Estimated Put Impact at December 31, 2016 Payment Consideration

23 DEFINITION OF NON - GAAP MEASURES Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the Partner Firms which the Company has held throughout each of the comparable periods presented, (b) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year, (c) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre - acquisition revenues for the applicable periods, and (d) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year. Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. Adjusted EBITDA: Adjusted EBITDA is a non - GAAP measure that represents operating profit (loss) plus depreciation and amortization, stock - based compensation, acquisition deal costs, deferred acquisition consideration adjustments, distributions from non - consolidated affiliates, and other items. Adjusted EBITDA Available for General Capital Purposes: Adjusted EBITDA Available for General Capital Purposes: Adjusted EBITDA Available for General Capital Purposes is a non - GAAP measure that represents Adjusted EBITDA less (a) net income attributable to the noncontrolling interests, (b) capital expenditures net of landlord reimbursements, (c) cash taxes, and (d) cash interest, net & other. Note: A reconciliation of Non - GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on February 27, 2017.

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